Exhibit 99.1

News Release

Ecolab Inc.

370 Wabasha Street North

St. Paul, Minnesota  55102

FOR IMMEDIATE RELEASE

Michael J. Monahan	(651) 250-2809
Lisa L. Curran	(651) 250-2185

ECOLAB DECONSOLIDATES ITS VENEZUELA OPERATIONS,

COMMENTS ON 2016 OUTLOOK

ST. PAUL, Minn., January 5, 2016: Ecolab announced it has deconsolidated its Venezuela operations, with this action to be reflected in fourth quarter 2015 special charges and the year-end balance sheet. Ecolab also provided comments regarding its 2016 earnings outlook.

Venezuela deconsolidation

Douglas M. Baker, Jr., Ecolab’s chairman and chief executive officer, commented on the Venezuela deconsolidation, saying, “Continued deteriorating economic conditions and currency exchange control regulations have significantly limited the ability of our Venezuelan businesses to maintain normal operations. We expect these conditions to remain challenging for the foreseeable future, and we are deconsolidating the operations to reflect our diminished ability to influence effective control over business operations in Venezuela.”

This change in accounting treatment, in which Ecolab will stop consolidating the results of its local Venezuelan operations in the first quarter 2016 income statement, does not directly affect the local operations of our Venezuelan businesses. Ecolab expects to continue to serve customers in Venezuela after the deconsolidation. Sales for the Venezuela business were approximately $200 million in 2015.

The deconsolidation will result in an estimated $120 million pretax special charge in the fourth quarter 2015.  Ecolab previously announced 2015 special charges totaling $155 million related to Venezuela’s bolivar devaluation.  The combined impact of the Venezuela bolivar devaluation and deconsolidation on operating results is expected to represent a total year-on-year 2016 headwind of approximately $0.17 per share.

Outlook

Baker continued, saying, “Ecolab has enjoyed strong business growth in 2015, achieving solid mid-single digit fixed currency sales gains and robust margin expansion in our Institutional, Industrial and Other segments, more than offsetting Energy’s performance, to deliver anticipated low-teens earnings growth before the effects of currency translation.  However, as previously discussed, currency exchange is expected to represent an estimated $0.33 per share headwind in 2015, unfavorably impacting otherwise very strong operating results.

“While we will provide formal guidance when we release our fourth quarter 2015 results, we expect 2016 to show a similar solid operating performance, along with continued significant currency headwinds.  We expect currency translation to be an unfavorable $0.23 to $0.28 per share (totaling approximately $0.40 to $0.45 per share when combined with the Venezuela impact).  We look for further good fixed currency sales and earnings growth in our Institutional, Industrial and Other segments, with an improved performance by Energy, particularly in its second half when comparisons reflect the majority of 2015’s energy market decline.  We will maintain our focus on business growth, new products and continued aggressive cost efficiency efforts throughout our operations, and expect further operating margin expansion.

“We will also invest in our key business drivers and pursue acquisitions that provide new technologies, products and services and geographic expansion.  With these investments, share repurchases to maintain our current leverage ratios, and higher interest rates, we expect a moderate increase in interest expense.”

Ecolab will announce results for its fourth quarter 2015 and host a live webcast to review them on February 23, 2016.  Ecolab will also provide additional detail on its 2016 forecast at that time.

About Ecolab

A trusted partner at more than one million customer locations, Ecolab (ECL) is the global leader in water, hygiene and energy technologies and services that protect people and vital resources. With 2014 sales of $14 billion and 47,000 associates, Ecolab delivers comprehensive solutions and on-site service to promote safe food, maintain clean environments, optimize water and energy use and improve operational efficiencies for customers in the food, healthcare, energy, hospitality and industrial markets in more than 170 countries around the world. For more Ecolab news and information, visit www.ecolab.com.

Cautionary Statements Regarding Forward-Looking Information

This communication contains certain statements relating to future events and our intentions, beliefs, expectations and predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “we believe,” “we expect,” “estimate,” “project,” “may,” “will,” “intend,” “plan,” “believe,” “target,” “forecast” (including the negative or variations thereof) or similar terminology used in connection with any discussion of future plans, actions or events generally identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our financial and business performance and prospects, including forecasted 2015 and 2016 full-year financial and business results, including sales and earnings growth; margins; business investments and acquisitions; share repurchases; interest expense; foreign currency translation and the transaction impact of foreign currency; special gains and charges, including the impact of the

Venezuela bolivar devaluation and deconsolidation; and business conditions and continued service of customers in Venezuela.  These statements are based on the current expectations of management of the company. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication.

Additional risks and uncertainties that may affect operating results and business performance are set forth under Item 1A of our most recent Form 10-K, and our other public filings with the Securities and Exchange Commission (the “SEC”) and include the vitality of the markets we serve, including the impact of oil price fluctuations on the markets served by our Global Energy segment; the impact of economic factors such as the worldwide economy, capital flows, interest rates and foreign currency risk, including reduced sales and earnings resulting from the weakening of local currencies versus the U.S. dollar; our ability to attract and retain high caliber management talent to lead our business; our ability to execute key business initiatives; potential information technology infrastructure failures; exposure to global economic, political and legal risks related to our international operations including with respect to our operations in Russia and Venezuela; the costs and effects of complying with laws and regulations, including those relating to the environment and to the manufacture, storage, distribution, sale and use of our products; the occurrence of litigation or claims, including related to the Deepwater Horizon oil spill; our ability to develop competitive advantages through innovation; difficulty in procuring raw materials or fluctuations in raw material costs; our substantial indebtedness; our ability to acquire complementary businesses and to effectively integrate such businesses; restraints on pricing flexibility due to contractual obligations; pressure on operations from consolidation of customers, vendors or competitors; public health epidemics; potential losses arising from the impairment of goodwill or other assets; potential loss of deferred tax assets; potential chemical spill or release; potential class action lawsuits;  the loss or insolvency of a major customer or distributor; acts of war or terrorism; natural or man-made disasters; water shortages; severe weather conditions; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties, assumptions and factors, the forward-

looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or changes in expectations, except as required by law.

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Investor Contacts:

Michael Monahan

651.250.2809

or

Lisa Curran

651.250.2185

January 5, 2016

(ECL-E)